EATON VANCE MULTISECTOR INCOME FUND

Supplement to Prospectus dated March 1, 2019, as supplemented, and

Summary Prospectus dated March 1, 2019 as revised June 21, 2019

On July 18, 2019, the Boards of Trustees of Eaton Vance Multisector Income Fund (“Multisector Income Fund”), a series of Eaton Vance Special Investment Trust, and Eaton Vance Multi-Asset Credit Fund (“Multi-Asset Credit Fund”), a series of Eaton Vance Mutual Funds Trust, approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which Multisector Income Fund will be reorganized with and into Multi-Asset Credit Fund (the “Reorganization”).

The Board of Trustees of Multisector Income Fund has called a special meeting of shareholders to be held on or about October 24, 2019, to consider approving the Plan. Proxy materials describing the Plan and Reorganization are expected to be mailed on or about September 9, 2019 to Multisector Income Fund’s shareholders as of the record date, which is currently expected to be August 21, 2019. Completion of the Reorganization is contingent upon obtaining the approval of the shareholders of Multisector Income Fund. If shareholders of Multisector Income Fund approve the Plan, the Reorganization is expected to occur by the end of November 2019. The investment adviser expects to commence repositioning of Multisector Income Fund’s portfolio to align with Multi-Asset Credit Fund’s strategy immediately following shareholder approval. For additional information regarding the investment strategy and principal risks of Multi-Asset Credit Fund, please see its prospectus, which can be located at http://funddocuments.eatonvance.com.

On or about August 14, 2019, Multisector Income Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including those who acquire shares through the reinvestment of dividends and distributions and those who received shares in connection with a reorganization); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected it prior to the close of business on August 14, 2019. It is anticipated that on or about October 16, 2019, shares of Multisector Income Fund will no longer be available for purchase or exchange.

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